Exhibit 99.1

Exhibit 99.1 COLONY BANKCORP, INC. AND FIRST RELIANCE BANCSHARES, INC. ANNOUNCE SHAREHOLDER APPROVAL OF MERGER FITZGERALD, GA. & FLORENCE, S.C. (October 15, 2026) - Colony Bankcorp, Inc. (NYSE: CBAN) (“Colony” or the “Company”), the holding company for Colony Bank, and First Reliance Bancshares, Inc. (OTCQX: FSRL) (“First Reliance”), the holding company for First Reliance Bank, today jointly announced that shareholders of both companies have approved the previously announced transaction through which First Reliance will become part of Colony (the “Merger”). The shareholder votes follow the recent receipt of all necessary regulatory approvals, marking the completion of the required approval process for the transaction. With these approvals secured, the companies are moving toward their anticipated fourth-quarter 2026 closing, subject to the satisfaction of customary closing conditions. “The shareholder approvals bring us one step closer to welcoming First Reliance to Colony and expanding our presence across the Southeast,” said Heath Fountain, Colony's Chief Executive Officer. “We're excited about the strength this partnership adds to our organization and the opportunities it creates as we continue growing our community banking franchise.” “We're grateful to our shareholders for their confidence in this next chapter for First Reliance,” said Rick Saunders, Founder and Chief Executive Officer of First Reliance. “We've built something special over the past 27 years, and I'm proud that we'll carry that legacy forward as part of Colony.” Colony and First Reliance announced their partnership on June 24, 2026, through a definitive agreement in which Colony agreed to acquire 100% of First Reliance's stock in a combined stock-and-cash transaction valued at approximately $163 million. Upon completion, Colony is expected to have approximately $5 billion in total assets, $4 billion in total deposits, and $3.2 billion in loans, with an expanded banking presence across Georgia, South Carolina, and Florida.

Exhibit 99.1 About Colony Bankcorp, Inc. Colony Bankcorp, Inc. is the bank holding company for Colony Bank. Founded in Fitzgerald, Georgia in 1975, Colony operates locations throughout Georgia and across North Florida, including Tallahassee, Jacksonville, and the Florida Panhandle. Colony Bank offers a range of banking solutions for personal and business customers. In addition to traditional banking services, Colony provides specialized solutions that include mortgage lending, government guaranteed lending, consumer insurance, wealth management, credit cards and merchant services. Colony’s common stock is traded on the New York Stock Exchange (“NYSE”) under the symbol “CBAN.” For more information, please visit www.colony.bank. You can also follow the Company on social media. About First Reliance Bancshares, Inc. Founded in 1999 to provide a better banking experience and improve the lives of our clients, associates, and communities, First Reliance Bancshares, Inc. (OTCQX: FSRL) is headquartered in Florence, South Carolina, with $1.1 billion in assets. First Reliance provides a comprehensive range of consumer and business banking services, prioritizing superior customer service as the cornerstone of First Reliance. For more information on First Reliance Bank, visit www.firstreliance.com. Forward-Looking Statements This news release contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. In general, forward-looking statements usually use words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, including statements related to the expected timing of the closing of the Merger, the expected returns and other benefits of the Merger, to shareholders, expected improvement in operating efficiency resulting from the Merger, estimated expense reductions resulting from the transactions and the timing of achievement of such reductions, the impact on and timing of the recovery of the impact on tangible book value, and the effect of the Merger on the Company's capital ratios. Forward-looking statements represent management's beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors that could cause or contribute to such differences include, but are not limited to (1) the risk that the cost savings and any revenue synergies from the Merger may not be realized or take longer than anticipated to be realized, (2) disruption from the Merger with customers, suppliers, employee or other business partners relationships, (3) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (4) the risk of successful integration of First Reliance’s business into the Company, (5) the amount of the costs, fees, expenses and charges related to the Merger, (6) reputational risk and the reaction of each of the companies’ customers, suppliers, employees or other business partners to the Merger, (7) the failure of the closing conditions in the merger agreement to be satisfied, or any unexpected delay in closing of the Merger, (8) the risk that the integration of First Reliance’s operations into the

Exhibit 99.1 operations of the Company will be materially delayed or will be more costly or difficult than expected, (9) the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (10) the dilution caused by the Company's issuance of additional shares of its common stock in the Merger transaction, and (11) general competitive, economic, political and market conditions. These factors are not necessarily all of the factors that could cause the Company’s, First Reliance’s or the combined company’s actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm the Company’s, First Reliance’s, or the combined company’s results. The Company and First Reliance urge you to consider all of these risks, uncertainties and other factors carefully in evaluating all such forward-looking statements made by the Company and / or First Reliance. As a result of these and other matters, including changes in facts, assumptions not being realized or other factors, the actual results relating to the subject matter of any forward-looking statement may differ materially from the anticipated results expressed or implied in that forward-looking statement. Any forward-looking statement made in this news release or made by the Company or First Reliance in any report, filing, document or information incorporated by reference in this news release, speaks only as of the date on which it is made. The Company and First Reliance undertake no obligation to update any such forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. A forward-looking statement may include a statement of the assumptions or bases underlying the forward-looking statement. The Company and First Reliance believe that these assumptions or bases have been chosen in good faith and that they are reasonable. However, the Company and First Reliance caution you that assumptions as to future occurrences or results almost always vary from actual future occurrences or results, and the differences between assumptions and actual occurrences and results can be material. Therefore, the Company and First Reliance caution you not to place undue reliance on the forward-looking statements contained in this news release or incorporated by reference herein. If the Company or First Reliance update one or more forward-looking statements, no inference should be drawn that the Company or First Reliance will make additional updates with respect to those or other forward-looking statements. Further information regarding the Company and factors which could affect the forward-looking statements contained herein can be found in the cautionary language included under the headings “Management's Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in the Company's Annual Reports on Form 10-K for the year ended December 31, 2025, and other documents subsequently filed by the Company with the Securities and Exchange Commission (the “SEC”). For additional Colony Bancorp Inc. information, contact: Derek Shelnutt EVP & Chief Financial Officer 229-426-6000 ext. 6119 For additional First Reliance Bancshares Inc. information, contact: Robert Haile Chief Financial Officer, SEVP (843) 674-3251